                                                                 Exhibit 99.d.3

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES M

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
  1

                                                               CUSIP 95766Q 20 5
                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                SHARE CERTIFICATE


     This certifies that Cede & Co. is the owner of ____________________ (_____) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series M, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of July 14, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           WITNESS the seal of the Fund and the signatures of its duly authorized officers.


Dated:
Countersigned and Registered:
Deutsche Bank Trust Company Americas
 Transfer Agent and Registrar

BY:


-------------------------        ---------------------    ---------------------
 Authorized Signature            Treasurer                Vice President

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series M, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, as amended.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION             EQUIVALENT
------------             ----------
JT TEN                   As joint tenants, with rights of survivorship
                         and not as tenants in common
TEN IN COM               As tenants in common
TEN BY ENT               As tenants by the entireties
UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

ABBREVIATION             EQUIVALENT
------------             ----------
ADM                      Administrator(s)
                         Administratrix
AGMT                     Agreement
CUST                     Custodian for
EST                      Estate, Of estate of
EX                       Executor(s), Executrix
FBO                      For the benefit of
FDN                      Foundation
PL                       Public Law
TR                       (As) trustee(s) for, of
UA                       Under Agreement
UW                       Under will of, Of will of,
                         Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, ___________________________________________________ hereby
                                          (I/We)
sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE________________________________________________________________________
                   Please print or typewrite name and address
                     (including postal zip code of assignee)
______________________________________________________________________Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________Attorney,
to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _________________, _____


                               Signature(s)
Signature Guaranteed By                    -------------------------------------
                                           (The signature to this assignment
                                           must correspond exactly with the name
-----------------------------              as written upon the face of this
(Signature must be                         Certificate in every particular,
guaranteed by a commercial                 without alteration or enlargement or
bank or trust company or                   any change whatsoever. If more than
member firm of any national                one owner, all must sign.)
stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES T

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
  1

                                                               CUSIP 95766Q 30 4
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                SHARE CERTIFICATE

          This certifies that Cede & Co. is the owner of ____________________ (_____) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series T, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of July 14, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the seal of the Fund and the signatures of its duly authorized officers.


Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
  Transfer Agent and Registrar

BY:


------------------------         --------------------      ---------------------
 Authorized Signature            Treasurer                 Vice President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION             EQUIVALENT
------------             ----------
JT TEN                   As joint tenants, with rights of survivorship
                         and not as tenants in common
TEN IN COM               As tenants in common
TEN BY ENT               As tenants by the entireties
UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

ABBREVIATION             EQUIVALENT
------------             ----------
ADM                      Administrator(s)
                         Administratrix
AGMT                     Agreement
CUST                     Custodian for
EST                      Estate, Of estate of
EX                       Executor(s), Executrix
FBO                      For the benefit of
FDN                      Foundation
PL                       Public Law
TR                       (As) trustee(s) for, of
UA                       Under Agreement
UW                       Under will of, Of will of,
                         Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, ______________________________________________ hereby sell,
                                     (I/We)
assign and transfer unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
________________________________________________________________________________
                   Please print or typewrite name and address
                     (including postal zip code of assignee)
________________________________________________________________________________
______________________________________________________________________ Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,
to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated______________,_____


                                      Signature(s)
                                                  ------------------------------
Signature Guaranteed By                           (The signature to this
                                                  assignment must correspond
                                                  exactly with the name as
                                                  written upon the face of this
                                                  Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatsoever. If more than one
-----------------------------------               owner, all must sign.)
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

          When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

          Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series T, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, as amended.

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES W

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
  1

                                                               CUSIP 95766Q 40 3
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                SHARE CERTIFICATE

          This certifies that Cede & Co. is the owner of ____________________ (_____) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series W, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of July 14, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
  Transfer Agent and Registrar

BY:


------------------------         --------------------      ---------------------
 Authorized Signature            Treasurer                 Vice President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION             EQUIVALENT
------------             ----------
JT TEN                   As joint tenants, with rights of survivorship
                         and not as tenants in common
TEN IN COM               As tenants in common
TEN BY ENT               As tenants by the entireties
UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

ABBREVIATION             EQUIVALENT
------------             ----------
ADM                      Administrator(s)
                         Administratrix
AGMT                     Agreement
CUST                     Custodian for
EST                      Estate, Of estate of
EX                       Executor(s), Executrix
FBO                      For the benefit of
FDN                      Foundation
PL                       Public Law
TR                       (As) trustee(s) for, of
UA                       Under Agreement
UW                       Under will of, Of will of,
                         Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, ______________________________________________ hereby sell,
                                     (I/We)
assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
________________________________________________________________________________
                   Please print or typewrite name and address
                     (including postal zip code of assignee)
________________________________________________________________________________
______________________________________________________________________ Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,
to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _______________, ____


                                      Signature(s)
                                                  ------------------------------
Signature Guaranteed By                           (The signature to this
                                                  assignment must correspond
                                                  exactly with the name as
                                                  written upon the face of this
                                                  Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatsoever. If more than one
-----------------------------------               owner, all must sign.)
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

          When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

          Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series W, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, as amended.

                        TAXABLE AUCTION MARKET PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES TH

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
  1

                                                               CUSIP 95766Q 50 2
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                SHARE CERTIFICATE

          This certifies that Cede & Co. is the owner of ____________________ (_____) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series TH, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of July 14, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the seal of the Fund and the signatures of its duly authorized officers.


Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
  Transfer Agent and Registrar

BY:


------------------------         --------------------      ---------------------
 Authorized Signature            Treasurer                 Vice President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION             EQUIVALENT
------------             ----------
JT TEN                   As joint tenants, with rights of survivorship
                         and not as tenants in common
TEN IN COM               As tenants in common
TEN BY ENT               As tenants by the entireties
UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

ABBREVIATION             EQUIVALENT
------------             ----------
ADM                      Administrator(s)
                         Administratrix
AGMT                     Agreement
CUST                     Custodian for
EST                      Estate, Of estate of
EX                       Executor(s), Executrix
FBO                      For the benefit of
FDN                      Foundation
PL                       Public Law
TR                       (As) trustee(s) for, of
UA                       Under Agreement
UW                       Under will of, Of will of,
                         Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, ______________________________________________ hereby sell,
                                     (I/We)
assign and transfer unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
________________________________________________________________________________
                   Please print or typewrite name and address
                     (including postal zip code of assignee)
________________________________________________________________________________
______________________________________________________________________ Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,
to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _______________, ____


                                      Signature(s)
                                                  ------------------------------
Signature Guaranteed By                           (The signature to this
                                                  assignment must correspond
                                                  exactly with the name as
                                                  written upon the face of this
                                                  Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatsoever. If more than one
-----------------------------------               owner, all must sign.)
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

          When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

          Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series TH, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, as amended.

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES F

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

NUMBER
  1
                                                               CUSIP 95766Q 60 1
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                SHARE CERTIFICATE

          This certifies that Cede & Co. is the owner of ____________________ (_____) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series F, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of July 14, 2003, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the seal of the Fund and the signatures of its duly authorized officers.


Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
  Transfer Agent and Registrar

BY:

------------------------         --------------------      ---------------------
 Authorized Signature            Treasurer                 Vice President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION             EQUIVALENT
------------             ----------
JT TEN                   As joint tenants, with rights of survivorship
                         and not as tenants in common
TEN IN COM               As tenants in common
TEN BY ENT               As tenants by the entireties
UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

ABBREVIATION             EQUIVALENT
------------             ----------
ADM                      Administrator(s)
                         Administratrix
AGMT                     Agreement
CUST                     Custodian for
EST                      Estate, Of estate of
EX                       Executor(s), Executrix
FBO                      For the benefit of
FDN                      Foundation
PL                       Public Law
TR                       (As) trustee(s) for, of
UA                       Under Agreement
UW                       Under will of, Of will of,
                         Under last will & testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, ______________________________________________ hereby sell,
                                     (I/We)
assign and transfer unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
________________________________________________________________________________
                   Please print or typewrite name and address
                     (including postal zip code of assignee)
________________________________________________________________________________
______________________________________________________________________ Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,
to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _______________, ____


                                      Signature(s)------------------------------
Signature Guaranteed By                           (The signature to this
                                                  assignment must correspond
                                                  exactly with the name as
                                                  written upon the face of this
                                                  Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatsoever. If more than one
-----------------------------------               owner, all must sign.)
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

          When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

          Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series F, contained in the Bylaws of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, as amended.